The Ensign Group, Inc. Announces Record and Distribution Dates for Pennant Spin-Off
SAN JUAN CAPISTRANO, Calif., August 28, 2019 - The Ensign Group, Inc. (NASDAQ: ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, home health care, hospice care and assisted living companies, announced today that its board of directors has approved the separation from The Ensign Group, Inc. of its home health and hospice operation and substantially all of its senior living businesses into a separate publicly-traded company. Upon consummation of the spin-off, the two companies will consist of:

•
The Ensign Group, Inc., which will include transitional and skilled services, rehabilitative care services, healthcare campuses, post-acute-related new business ventures and real estate investments; and

•	The Pennant Group, Inc., which will include Ensign’s home health and hospice operations and substantially all of Ensign’s senior living operations.
Ensign will effect the separation through a spin-off in which it will distribute shares of Pennant common stock to Ensign's stockholders on a pro rata basis. The distribution will be made to Ensign stockholders of record as of close of business on September 20, 2019, the record date for the distribution. The effective date of the distribution will be October 1, 2019, and we expect it will take the distribution agent, acting on behalf of Ensign, up to two weeks after the distribution date to fully distribute the shares of Pennant common stock to Ensign stockholders.
In the distribution, Ensign stockholders will receive one share of Pennant common stock for every two shares of Ensign common stock held as of close of business on the record date. No fractional shares will be distributed in connection with the spin-off. A cash payment will be made in lieu of any fractional shares.
Following the spin-off, Pennant will be a separate publicly traded company independent from Ensign, and Ensign will not retain any Pennant common stock. Ensign will continue to be listed on NASDAQ under the symbol "ENSG," while Pennant expects to list its common stock on NASDAQ under the symbol "PNTG."
Mr. Daniel H Walker, President of Ensign’s home health and hospice holding company, Cornerstone Healthcare, will become the Chairman, Chief Executive Officer and President of Pennant. Mr. Christopher Christensen will serve as a director of Pennant in addition to serving as Executive Chairman of Ensign. In addition, Dr. John Nackel, a current Ensign director, will also serve as a Pennant director, and it is anticipated that he will temporarily continue his service on the Ensign board until his replacement is found or the end of his current term, whichever occurs first.
Mr. Barry Port, Ensign’s Chief Executive Officer, emphasized that Ensign will continue to acquire properties consistent with its existing business model.
It is expected that, from September 19, 2019 through September 30, 2019, there will be two markets in Ensign common stock:

•	a "regular way" market (Nasdaq:ENSG) in which shares of Ensign common stock will trade with an entitlement to receive shares of Pennant common stock on the distribution date; and

•	an "ex-distribution" market (Nasdaq:ENSGV) in which shares of Ensign common stock will trade without an entitlement to receive shares of Pennant common stock on the distribution date.
During this time period, it is also expected that shares of Pennant common stock will begin trading on a "when issued" basis (Nasdaq:PNTGV). On the distribution date, all shares of Ensign common stock and Pennant common stock will be separately traded only on a "regular way" market.
No action is required by Ensign stockholders in order to receive shares of Pennant common stock in the distribution. An information statement containing details of the spin-off and information about Pennant will be mailed to Ensign stockholders prior to the distribution date.
The spin-off is subject to customary conditions, including receipt of a tax opinion from counsel, effectiveness of the Form 10 registration statement filed with the Securities and Exchange Commission, execution of inter-company agreements, Pennant’s common stock being accepted for listing on NASDAQ and other conditions described in the registration statement.

About Ensign™
The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services and other rehabilitative and healthcare services at 258 healthcare facilities, 26 home health agencies, 28 hospice agencies and nine home care businesses in California, Arizona, Texas, Washington, Utah, Idaho, Colorado, Nevada, Iowa, Nebraska, Oregon, Wisconsin, Kansas, South Carolina, Oklahoma, and Wyoming. Each of these operations is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the facilities, the home health and hospice businesses, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements that are based on management's current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the anticipated timing, structure, benefits and tax treatment of the proposed separation of Ensign's healthcare business and its real estate business, and future financing plans, growth prospects and operating and financial performance. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement.
Risks and uncertainties related to the proposed spin-off include: the company's ability to obtain all necessary consents and approvals and satisfy all conditions to the spin-off; the ability to expand the healthcare and real estate businesses following the spin-off; and the potential diversion of management's attention from traditional business concerns. Other risks and uncertainties relate to the company's business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve facilities, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of facilities; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of facilities; competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its facilities if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company's periodic filings with the Securities and Exchange Commission, including statements and are encouraged to review the company's periodic filings with the Securities and Exchange Commission, including its Form 10‑K filed on February 6, 2019 and its Form 10‑Q filed on August 1, 2019, for a more complete discussion of the risks and other factors that could affect Ensign's business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.